JPMORGAN TRUST I

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

JPMorgan International Value Fund

JPMORGAN TRUST II

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(All Share Classes)

Supplement dated August 21, 2017

to the Summary Prospectuses and Prospectuses,

dated March 1, 2017, as supplemented

Effective immediately, the disclosure entitled “Investment Process” in the “Risk/Return” sections and “More About the Funds” sections for the JPMorgan International Equity Income Fund, JPMorgan International Value Fund and JPMorgan International Research Enhanced Equity Fund (each a “Fund”, collectively, the “Funds”) is hereby deleted and replaced with the following for each Fund, as applicable, to provide information on how the adviser integrates environmental, social and governance factors into its investment process.

For JPMorgan International Equity Income Fund: For the Class A, Class C, Class I and Class L Shares prospectus, the following replaces the “Investment Process” on page 48 of the “Risk/Return” section and on page 91 of the “More About the Funds” section. For the Class R2, Class R5 and Class R6 Shares prospectus, the following replaces the “Investment Process on page 33 of the “Risk/Return” section and on page 69 of the “More About the Funds” section.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

For the JPMorgan International Research Enhanced Equity Fund: For the Class A, Class C, Class I and Class L Shares prospectus, the following replaces the “Investment Process” on page 51 of the “Risk/Return” section and on page 92 of the “More About the Funds” section. For the Class R2, Class R5 and Class R6 Shares prospectus, the following replaces the “Investment Process on page 42 of the “Risk/Return” section and on page 70 of the “More About the Funds” section.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers.

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These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.

The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

For the JPMorgan International Value Fund: For the Class A, Class C, Class I and Class L Shares prospectus, the following replaces the “Investment Process” on page 61 and page 64-65 of the “Risk/Return” section and on page 93 of the “More About the Funds” section. For the Class R2, Class R5 and Class R6 Shares prospectus, the following replaces the “Investment Process on page 52 of the “Risk/Return” section and on page 71 of the “More About the Funds” section.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE